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Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield
Florida Fund


www.mlim.ml.com


MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Florida Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FLORIDA FUND


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield Florida Fund, October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Shares of MuniYield Florida Fund earned $0.800 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.40%, based on a month-end net asset value of $14.81 per share. During the same period, the total investment return on the Fund's Common Shares was +14.24%, based on a change in per share net asset value from $13.78 to $14.81, and assuming reinvestment of $0.791 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Shares was +8.73%, based on a change in per share net asset value from $14.04 to $14.81, and assuming reinvestment of $0.408 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's
Auction Market Preferred Shares had an average yield of 2.58% for Series A and 2.57% for Series B.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended October 31, 2001, we maintained the Fund's investment strategy adopted earlier this year. Our focus was to increase the Fund's average coupon, which would both generate greater coupon income and reduce the Fund's overall net asset value volatility. We sold lower-couponed issues maturing in 25 years - 30 years and replaced them with premium couponed issues maturing in 15 years - 20 years. We believed such purchases represented the best risk/reward potential within the municipal market since such issues captured 93% - 98% of the yield in the entire municipal yield curve with much less price volatility of issues maturing in 30 years.



MuniYield Florida Fund, October 31, 2001


Since the tragic events of September 11,2001, the financial environment of the United States has become more precarious. The ongoing risk of additional terrorist attacks has placed significant strain on an economy already heading toward a recession. Given the present economic environment, our primary concern will be the preservation of principal. Portfolio adjustments going forward will likely include further reduction of the Fund's net asset value sensitivity with the purchase of shorter maturity issues, as well as holding higher cash reserves for temporary defensive purposes.

The 400 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund and additional income for the Fund's Common Shareholders from the leveraging of the Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds.
If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Florida Fund, October 31, 2001


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
              S&P     Moody's      Face
STATE       Ratings   Ratings     Amount   Issue                                                                     Value
Florida--      AAA      Aaa     $  7,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT,
93.3%                                      6.40% due10/01/2024 (a)                                                 $  8,376

               AAA      Aaa        2,870   Broward County, Florida, Airport System Revenue Bonds, AMT,
                                           Series I, 5.75% due 10/01/2018 (a)                                         3,054

                                           Citrus County, Florida, PCR, Refunding (Florida Power
                                           Company--Crystal River):
               BBB+     A2        13,700     Series A, 6.625% due 1/01/2027                                          14,044
               AAA      Aaa        8,200     Series B, 6.35% due 2/01/2022 (b)                                        8,573

                                           Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
               AAA      Aaa        1,000     6.55% due 10/01/2013                                                     1,050
               AAA      Aaa        5,000     6.60% due 10/01/2022                                                     5,268

               A1       VMIG1++      100   Dade County, Florida, IDA, Exempt Facilities Revenue
                                           Refunding Bonds (Florida Power and Light Co.), VRDN, 2.05%
                                           due 6/01/2021 (g)                                                            100

               A        Aa3        2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue
                                           Bonds (Florida Power and Light Company Project), AMT,
                                           7.15% due 2/01/2023                                                        2,303

                                           Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT (d)(i):
               NR*      Aaa        2,115     6.20% due 4/01/2020 (b)                                                  2,265
               NR*      Aaa        3,290     5.40% due 10/01/2021                                                     3,330

               NR*      Aaa          965   Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds
                                           (Multi-County Program), AMT, Series A, 6.90% due 4/01/2020 (d)               990

               AAA      Aaa        5,805   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT, 7% due 4/01/2028 (d)(i)                                        6,178

               NR*      Aaa        4,500   Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds, DRIVERS, Series 159, 9.403% due
                                           7/01/2020 (a)(k)                                                           5,564

               BBB      Baa2       8,295   Escambia County, Florida, PCR (Champion International
                                           Corporation Project), AMT, 6.90% due 8/01/2022                             8,684

               AAA      Aaa        1,650   Florida Housing Finance Corporation, Homeowner Mortgage
                                           Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)            1,763

               NR*      Aaa        2,500   Florida Housing Finance Corporation, Housing Revenue Bonds
                                           (Augustine Club Apartments), Series D-1, 5.75% due 10/01/2030 (b)          2,594

               AAA      Aaa        4,250   Florida Municipal Loan Council Revenue Bonds, Series B, 5.375%
                                           due 11/01/2030 (b)                                                         4,408

                                           Florida State Board of Education, Capital Outlay, GO:
               AA+      Aa2        3,000     Public Education, Series E, 5.50% due 6/01/2018                          3,188
               AA+      Aa2        1,220     Series A, 6% due 1/01/2014                                               1,387

               AAA      Aaa        1,000   Florida State Board of Education, Lottery Revenue Bonds,
                                           Series A, 6% due 7/01/2014 (c)                                             1,145

                                           Florida State Board of Education, GO, Public Education, Refunding:
               AA+      Aa2        1,800     6.40% due 6/01/2019                                                      1,858
               AA+      Aa2        5,000     Capital Outlay, Series B, 5.50% due 6/01/2012                            5,601
               AA+      Aa        10,000     Capital Outlay, Series D, 5.375% due 6/01/2018                          10,501

                                           Florida State Department of Environmental Protection,
                                           Preservation Revenue Bonds, Series A (c):
               AAA      Aaa        1,565     5.75% due 7/01/2010                                                      1,780
               AAA      Aaa        9,000     5.75% due 7/01/2013                                                     10,151

               AAA      Aaa        3,000   Florida State Division of Bond Finance, Department of General
                                           Services, Revenue Refunding Bonds (Environmental Protection),
                                           Series B, 6% due 7/01/2010 (a)                                             3,469

               AA       Aa3        3,000   Gainesville, Florida, Utilities System Revenue Refunding Bonds,
                                           Series B, 6.50% due 10/01/2012                                             3,646

               AAA      Aaa        4,000   Greater Orlando Aviation Authority, Florida, Orlando Airport
                                           Facilities Revenue Bonds, AMT, Series A, 6.50% due 10/01/2012 (c)          4,202

               A-       Baa1       1,000   Highlands County, Florida, Health Facilities Authority Revenue
                                           Bonds (Adventist Health System/Sunbelt Obligated Group),
                                           Series A, 6% due 11/15/2031                                                1,028

               AAA      Aaa        5,000   Hillsborough County, Florida, Court Facilities Revenue Bonds,
                                           5.40% due 5/01/2030 (a)                                                    5,150

               NR*      VMIG1++    3,150   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                           Electric Company Project), VRDN, 2.05% due 9/01/2025 (g)                   3,150

               AAA      Aaa        1,000   Hillsborough County, Florida, IDA, Revenue Refunding Bonds
                                           (Allegany Health System--J. Knox Village), 6.375% due
                                           12/01/2003 (b)(f)                                                          1,023

               AA       Aa2        3,500   Jacksonville, Florida, Electric Authority, Electric System
                                           Revenue Bonds, Series 3-C, 5.625% due 10/01/2035                           3,547

               AA       Aa2        1,530   Jacksonville, Florida, Electric Authority, Revenue Refunding
                                           Bonds (Saint John's River Power), Series 7, 5.50% due 10/01/2014           1,579

               NR*      Baa2         345   Jacksonville, Florida, Health Facilities Authority, IDR
                                           (National Benevolent--Cypress Village), Series A, 6.125%
                                           due 12/01/2016                                                               345

               AAA      Aaa        3,500   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                           Regional Health System), Series A, 5.50% due 11/15/2026 (b)                3,662

               NR*      Aaa          560   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                           (Multi-County Program),AMT, Series A-1, 7.125% due
                                           3/01/2028 (d)(i)                                                             629

               AAA      Aaa        4,000   Lee County, Florida, Solid Waste System Revenue Bonds,
                                           AMT, Series A, 6.50% due 12/11/2001 (b)                                    4,099

               NR*      Aaa        5,000   Lee County, Florida, Solid Waste System, Revenue Refunding
                                           Bonds, AMT, 5.625% due 10/01/2013(b)                                       5,392

               AAA      NR*        1,255   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds
                                           (Multi-County Program),AMT, Series B, 7.30% due 1/01/2028 (d)(j)           1,452


Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Florida Fund, October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
              S&P     Moody's      Face
STATE       Ratings   Ratings     Amount   Issue                                                                     Value
Florida        NR*      Aaa      $ 1,900   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds,
(concluded)                                AMT, Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                           $  1,965

               AAA      Aaa        3,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75%
                                           due 9/01/2025 (a)                                                          3,250

               AAA      Aaa        1,750   Miami-Dade County, Florida, Educational Facilities Authority
                                           Revenue Bonds (University of Miami), Series A, 5.75% due
                                           4/01/2029 (a)                                                              1,886

               AAA      Aaa        8,000   Miami-Dade County, Florida, Expressway Authority, Toll
                                           System Revenue Bonds, DRIVERS, Series 160, 10.302% due
                                           7/01/2010 (c)(k)(f)                                                       11,132

               NR*      Aaa        2,150   Miami-Dade County, Florida, HFA, Home Ownership Mortgage
                                           Revenue Refunding Bonds, AMT, Series A-1, 6.30% due
                                           10/01/2020 (d)(i)                                                          2,323

               AAA      NR*        3,300   Miami-Dade County, Florida, Health Facilities Authority,
                                           Hospital Revenue Refunding Bonds, DRIVERS, Series 208,
                                           8.81% due 8/15/2017 (a)(k)                                                 3,826

                                           Miami-Dade County, Florida, School Board, COP (e):
               AAA      Aaa        3,200     Series A, 5.50% due 10/01/2020                                           3,348
               AAA      Aaa        1,635     Series C, 5.50% due 10/01/2017                                           1,751

               NR*      Aaa       10,500   Orange County, Florida, School Board, COP, Series A,
                                           5.25% due 8/01/2023 (b)                                                   10,736

               AA       Aa1        2,500   Orlando, Florida, Utilities Commission, Water and
                                           Electric Revenue Refunding Bonds, 5.25% due 10/01/2019                     2,588

               AAA      Aaa        3,390   Palm Beach County, Florida, Criminal Justice Facilities
                                           Revenue Bonds, 7.20% due 6/01/2015 (c)                                     4,345

               AAA      Aa1        1,025   Palm Beach County, Florida, GO (Land Acquisition Program),
                                           Series A, 5.375% due 6/01/2014                                             1,113

               NR*      Aaa        1,390   Palm Beach County, Florida, HFA, S/F Mortgage Revenue
                                           Refunding Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)                1,464

               A+       NR*        7,500   Palm Beach County, Florida, Health Facilities Authority,
                                           Hospital Revenue Refunding Bonds (Branch Corporation
                                           Obligation Group), 5.50% due 12/01/2021                                    7,455

                                           Palm Beach County, Florida, Public Improvement Revenue
                                           Bonds (Convention Center Project) (c):
               AAA      Aaa        1,375     5.625% due 11/01/2015                                                    1,518
               AAA      Aaa        1,260     5.625% due 11/01/2016                                                    1,381

               AAA      Aaa        6,000   Palm Beach County, Florida, School Board, COP, Series A,
                                           6.25% due 8/01/2010 (c)(f)                                                 7,143

               NR*      Aaa        3,500   Pinellas County, Florida, Capital Improvement Revenue Bonds,
                                           5.75% due 1/01/2009 (c)                                                    3,931

                                           Pinellas County, Florida, HFA, S/F Housing Revenue Refunding
                                           Bonds (Multi-County Program), AMT, Series A-1 (d)(i):
               NR*      Aaa        2,045     6.30% due 9/01/2020                                                      2,200
               NR*      Aaa        3,125     6.35% due 9/01/2025                                                      3,351

               A1+      VMIG1++      200   Pinellas County, Florida, Health Facilities Authority,
                                           Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                           DATES, 2% due 12/01/2015 (a)(g)                                              200

               AAA      Aaa        4,385   Polk County, Florida, School Board, COP, Master Lease,
                                           Series A, 5.50% due 1/01/2025 (e)                                          4,608

               AAA      Aaa        1,200   Port Everglades Authority, Florida, Port Revenue Bonds,
                                           7.125% due 11/01/2016 (h)                                                  1,498

               AAA      Aaa        5,000   Reedy Creek Improvement District, Florida, GO, Series A,
                                           5.75% due 6/01/2005 (b)(f)                                                 5,485

               A1       VMIG1++      700   Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                           and Light Company Project), VRDN, 2.10% due 9/01/2028 (g)                    700

               AAA      Aaa        1,550   Saint Petersburg, Florida, Health Facilities Authority
                                           Revenue Bonds (Allegany Health System--Saint Anthony's),
                                           6.75% due 12/01/2003 (b)(f)                                                1,587

               AAA      Aaa       13,400   Sarasota County, Florida, Public Hospital Board, Revenue
                                           Refunding Bonds (Sarasota Memorial Hospital), Series B,
                                           5.50% due 7/01/2028 (b)                                                   14,663

               AAA      Aaa        5,000   Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                           5.75% due 10/01/2011 (c)(f)                                                5,755

               AAA      Aaa        2,795   Tampa, Florida, Sales Tax Revenue Bonds, Series A, 5.375%
                                           due 10/01/2020 (a)                                                         2,928

               AAA      Aaa        5,000   Volusia County, Florida, School Board, COP (Master Lease
                                           Program), 5.50% due 8/01/2024 (e)                                          5,229


Illinois--     AAA      Aaa        5,500   Regional Transportation Authority, Illinois, GO, Refunding,
2.1%                                       5.75% due 6/01/2015 (e)                                                    6,247


Puerto         AAA      NR*        7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS,
Rico--7.2%                                 Series 232, 8.84% due 7/01/2017 (k)                                        9,137

               A        Baa1      10,000   Puerto Rico Commonwealth, Public Improvement, GO,
                                           Refunding, Series A, 5.50% due 7/01/2014                                  11,090

               A-       Baa1       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                           Series T, 6% due 7/01/2016                                                 1,089


               Total Investments (Cost--$288,558)--102.6%                                                           303,450
               Liabilities in Excess of Other Assets--(2.6%)                                                        (7,721)
                                                                                                                   --------
               Net Assets--100.0%                                                                                  $295,729
                                                                                                                   ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)FHLMC Collateralized.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.



MuniYield Florida Fund, October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$288,557,681)                                        $  303,450,081
                Cash                                                                                                107,929
                Receivables:
                   Securities sold                                                         $   11,488,011
                   Interest                                                                     4,064,787        15,552,798
                                                                                           --------------
                Prepaid expenses and other assets                                                                    12,808
                                                                                                             --------------
                Total assets                                                                                    319,123,616
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                        23,099,202
                   Investment adviser                                                             125,030
                   Dividends to shareholders                                                      107,084        23,331,316
                                                                                           --------------
                Accrued expenses and other liabilities                                                               63,583
                                                                                                             --------------
                Total liabilities                                                                                23,394,899
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  295,728,717
                                                                                                             ==============

Capital:        Capital Shares (unlimited number of shares authorized):
                   Preferred Shares, par value $.05 per share (3,800 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                        $  95,000,000
                   Common Shares, par value $.10 per share (13,551,880 shares
                   issued and outstanding)                                                 $    1,355,188
                Paid-in capital in excess of par                                              194,722,659
                Undistributed investment income--net                                            1,413,530
                Accumulated realized capital losses on investments--net                      (11,655,060)
                Unrealized appreciation on investments--net                                    14,892,400
                                                                                           --------------
                Total--Equivalent to $14.81 net asset value per Common Share
                (market price--$13.98)                                                                          200,728,717
                                                                                                             --------------
                Total capital                                                                                $  295,728,717
                                                                                                             ==============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   15,657,613
Income:

Expenses:       Investment advisory fees                                                   $    1,449,602
                Commission fees                                                                   241,034
                Professional fees                                                                 102,337
                Transfer agent fees                                                                67,839
                Accounting services                                                                60,377
                Printing and shareholder reports                                                   38,904
                Trustees' fees and expenses                                                        22,125
                Custodian fees                                                                     21,523
                Listing fees                                                                       15,120
                Pricing fees                                                                       11,360
                Other                                                                              30,295
                                                                                           --------------
                Total expenses                                                                                    2,060,516
                                                                                                             --------------
                Investment income--net                                                                           13,597,097
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 6,650,578
Unrealized      Change in unrealized appreciation on investments--net                                             7,407,625
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   27,655,300
Net:                                                                                                         ==============

See Notes to Financial Statements.



MuniYield Florida Fund, October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year Ended
                                                                                                      October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $   13,597,097    $   11,960,309
                Realized gain (loss) on investments--net                                        6,650,578       (6,702,873)
                Change in unrealized appreciation/depreciation on investments--net              7,407,625        15,868,742
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           27,655,300        21,126,178
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Shares                                                             (10,725,405)       (8,726,459)
                   Preferred Shares                                                           (2,978,308)       (3,394,446)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (13,703,713)      (12,120,905)
                                                                                           --------------    --------------

Capital Share   Proceeds from issuance of Common Shares resulting from
Transactions:   reorganization                                                                         --        71,721,673
                Proceeds from issuance of Preferred Shares resulting from
                reorganization                                                                         --        40,000,000
                                                                                           --------------    --------------
                Net increase in net assets derived from capital share
                transactions                                                                           --       111,721,673
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   13,951,587       120,726,946
                Beginning of year                                                             281,777,130       161,050,184
                                                                                           --------------    --------------
                End of year*                                                               $  295,728,717    $  281,777,130
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    1,413,530    $    1,520,146
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derivedfrom information provided
in the financial statements.
                                                                               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998         1997
Per Share       Net asset value, beginning of year            $   13.78    $   13.27    $   15.70    $   15.59    $   15.23
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                             1.00          .95          .98         1.10         1.13
                Realized and unrealized gain (loss)
                on investments--net                                1.04          .59       (1.90)          .34          .41
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.04         1.54        (.92)         1.44         1.54
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions to
                Common Shareholders:
                   Investment income--net                         (.79)        (.75)        (.83)        (.86)        (.89)
                   Realized gain on investments--net                 --           --           --        (.22)        (.04)
                   In excess of realized gain on
                   investments--net                                  --           --        (.43)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions to
                Common Shareholders                               (.79)        (.75)       (1.26)       (1.08)        (.93)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Share:
                   Dividends and distributions to
                   Preferred Shareholders:
                      Investment income--net                      (.22)        (.28)        (.16)        (.19)        (.24)
                      Realized gain on investments--net              --           --           --        (.06)        (.01)
                      In excess of realized gain on
                      investments--net                               --           --        (.09)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Share                   (.22)        (.28)        (.25)        (.25)        (.25)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   14.81    $   13.78    $   13.27    $   15.70    $   15.59
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $   13.98    $ 11.3125    $   11.75    $   16.00    $   15.50
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                  31.36%        2.82%     (19.96%)       10.66%       13.76%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on net asset value per share               14.24%       10.90%      (7.88%)        7.96%        8.93%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, excluding
on Average      reorganization expenses**                         1.06%        1.12%        1.12%        1.04%        1.09%
Net Assets of                                                 =========    =========    =========    =========    =========
Common Shares:  Total expenses**                                  1.06%        1.33%        1.12%        1.04%        1.09%
                                                              =========    =========    =========    =========    =========
                Total investment income--net**                    6.98%        7.39%        6.73%        7.09%        7.32%
                                                              =========    =========    =========    =========    =========
                Amount of dividends to Preferred
                Shareholders                                      1.53%        2.10%        1.10%        1.25%        1.50%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common
                Shareholders                                      5.45%        5.29%        5.63%        5.84%        5.82%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, excluding
on Total        reorganization expenses                            .71%         .74%         .76%         .72%         .75%
Average Net                                                   =========    =========    =========    =========    =========
Assets:**++     Total expenses                                     .71%         .87%         .76%         .72%         .75%
                                                              =========    =========    =========    =========    =========
                Total investment income--net                      4.69%        4.85%        4.58%        4.90%        5.04%
                                                              =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Shareholders               3.14%        4.02%        2.36%        2.78%        3.30%
on Average Net                                                =========    =========    =========    =========    =========
Assets of
Preferred
Shares:

Supplemental    Net assets, net of Preferred Shares,
Data:           end of year (in thousands)                    $ 200,729    $ 186,777    $ 106,050    $ 124,455    $ 122,731
                                                              =========    =========    =========    =========    =========
                Preferred Shares outstanding, end of
                year (in thousands)                           $  95,000    $  95,000    $  55,000    $  55,000    $  55,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               86.85%       51.06%       97.73%       92.25%      107.09%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   3,113    $   2,966    $   2,928    $   3,263    $   3,231
                                                              =========    =========    =========    =========    =========

Dividends Per   Series A--Investment income--net              $     771    $   1,006    $     587    $     696    $     826
Share on                                                      =========    =========    =========    =========    =========
Preferred       Series B--Investment income--net              $     801    $     738           --           --           --
Shares                                                        =========    =========    =========    =========    =========
Outstanding:++++

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Includes Common and Preferred Shares average net assets.
++++The Fund's Preferred Shares were issued on April 10, 1992
(Series A) and February 7, 2000 (Series B).

See Notes to Financial Statements.



MuniYield Florida Fund, October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $39,329 increase to the cost of securities and a corresponding $39,329 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $18,977 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $252,776,552 and $241,699,906, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments             $  6,770,054     $ 14,892,400
Financial futures contracts          (119,476)               --
                                  ------------     ------------
Total                             $  6,650,578     $ 14,892,400
                                  ============     ============


As of October 31, 2001, unrealized appreciation for Federal income tax purposes aggregated $14,892,400, of which $14,983,489 related to appreciated securities and $91,089 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $288,557,681.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000 increased by 5,558,038 as a result of issuance of Common Shares from reorganization.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.50% and Series B, 1.75%.

Shares issued and outstanding during the year ended October 31, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000 increased by 1,600 as a result of issuance of Preferred Shares from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $90,291 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $10,326,000 of which $3,290,000 expires in 2007 and $7,036,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.072700 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



MuniYield Florida Fund, October 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
MuniYield Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Fund as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 5, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Florida Fund during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    74.2%
AA/Aa                                      12.2
A/A                                        11.7
BBB/Baa                                     3.1
Other*                                      1.4

*Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Florida Fund, October 31, 2001


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYF